Exhibit 10.3

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Collaboration-Agreement

between

Affinia Therapeutics, Inc., represented by [***], 43 Foundry Ave, Suite120 | Waltham MA 02453, USA,

– hereinafter: “AFFINIA” –

and

Rheinische Friedrich-Wilhelms-Universität Bonn, represented by the rector, this represented by the provost, Regina-Pacis-Weg 3, 53113 Bonn, Germany,

for the purpose of negotiating und performing represented by

PROvendis GmbH, represented by Managing Director Dr.-lng. [***], Schloßstr. 11- 15, 45468 Mülheim an der Ruhr, Germany,

– hereinafter: “UNI BONN” –

and

Universitätsklinikum Bonn, Venusberg-Campus 1, 53127 Bonn, Germany,

Executing Department: lnstitut für Biochemie und Molekularbiology, Nussallee 11,53115 Bonn, Germany,

Project Leader: [***]

for the purpose of negotiating und performing also represented by

PROvendis GmbH, represented by Managing Director Dr.-lng. [***], Schloßstr. 11—15, 45468 Mulheim an der Ruhr, Germany,

– hereinafter: “UKB” –

– AFFINIA, UNI BONN and UKB are hereinafter individually referred to as “PARTY”and collectively the “PARTIES”, as the case might be -

PROvendis Agreement Number: [***]

UNI BONN Agreement Number: [***]

Preamble

UNI BONN is owner of the PCT patent application [***], claiming the priority of the European patent application [***], which has meanwhile been abandoned. The PCT patent application [***]. Furthermore UNI BONN (s.o.) is the owner of the invention [***], for which an European patent application [***]. Both inventions are hereinafter referred to collectively as “INVENTIONS” and the patent applications directed thereto are hereinafter referred as “PATENTS”.

UNI BONN also possesses relevant confidential information and experience in addition to the INVENTIONS and the PATENTS (hereinafter: “KNOW-HOW I”) through [***] and [***] who have worked for over 20 years in the field of lysosomal storage diseases and their coworkers from the Institute of Biochemistry and Molecular Biology.

Subject of this Agreement is confidential information and experience related to the PATENTS (hereinafter: “KNOW-HOW I”) and furthermore confidential information as listed in Annex 2 (hereinafter: “KNOW-HOW II”).

Furthermore, [***] and his group at the Institute of Biochemistry and Molecular Biology have developed the [***] (hereinafter: “Mouse-Line”). UNI BONN and UKB owns all rights to commercialize the Mouse-Line.

AFFINIA is a biotech company developing next generation gene therapies. AFFINIA has a proprietary design platform for identification, design and engineering of novel AAV vectors and gene therapies (hereinafter: “AFFINIA TECHNOLOGY”). AFFINIA would like to collaborate with UNI BONN and UKB to evaluate AFFINIA AAV-ARSA vectors in the Mouse-Line. The Mouse-Line represents the most valuable model to test experimental therapies for MLD.

To this end, AFFINIA desires to obtain a non-exclusive license for use of the PATENTS, the Mouse-Line, KNOW-HOW I and KNOW-HOW II solely for internal non-commercial research purposes in conducting and evaluating this collaborative project, for breeding the Mouse-Line and using them upon the terms and conditions hereinafter set forth. UNI BONN is willing to supply AFFINIA with [***], and [***] for the research described in the project plan on the part of AFFINIA or through its approved CRO acting under the project plan. Furthermore, AFFINIA desires to obtain [***]. Furthermore, AFFINIA desires to obtain [***] to evaluate [***].

[***] will advise AFFINIA during the course of the collaboration for a limited amount of time, thereby using the PATENTS, KNOW-HOW I and KNOW-HOW II (II Collaboration, sec. 3.1).

In a separate option agreement, AFFINIA will be granted the option for an exclusive right to use the PATENTS and KNOW-HOW I and KNOW-HOW II for the gene therapy approach for the treatment of [***], said option being granted [***]. In case AFFINIA does not want to use the PATENTS, the option agreement grants AFFINIA an option for an exclusive right to use the KNOW-HOW I and KNOW-HOW II for the same purpose as described above.

Owner of the INVENTION, the PATENTS and KNOW-HOW I is UNI BONN. Owner of the Mouse-Line are UNI BONN and UKB. Owner of KNOW-HOW II is UKB.

PROvendis GmbH is the technology transfer agency of universities located in North -Rhine Westphalia. In this capacity, [***]. PROvendis GmbH is responsible for [***]. These activities also include negotiations and agreements on behalf of the universities, so as for the herein involved UNI BONN and UKB.

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The PARTIES agree as follows:

I. Material Transfer

1. Definitions

Original Material: Original Material means [***].

Material: Material includes Original Material and the descendants of the Original Material.

Commercial Purposes: The sale, lease, license, or other transfer of the Material or modifications to a for-profit organization Third Party. Commercial Purposes shall also include uses of the Material or Modifications by any organization, including AFFINIA, to perform contract research, to produce or manufacture products for general sale, or to conduct research activities that result in any sale, lease, license or transfer of the Material or Modifications to a for-profit Third Party organization.

CRO: CRO means the contract research organization(s) to which Affinia Therapeutics outsources breeding of the Material with a prior approval of UNI BONN and UKB. Notwithstanding the foregoing sentence, UNI BONN and UKB hereby approve [***] as CRO to breed, treat and necropsy the Material as of the date of this Agreement. Instead of [***] shall be authorised to breed the Material.

Affiliate: Affiliate of AFFINIA shall mean any company or entity at least 50 % owned by, under common ownership with, or which owns at least 50 % of, AFFINIA.

Third Party: Third Party is any legal or natural person other than UNI BONN, UKB or AFFINIA.

2. Use of Material

2.1

UNI BONN and UKB grant AFFINIA a non-exclusive, non-transferable license for breeding the Original Material and using the Material in accordance with Sec. I. 2.2 for [***] after the last signature of this Agreement. In addition, AFFINIA may outsource the breeding, treatment and necropsy of the Original Material respectively the Material to CRO, within the scope of the license. With the end of the period of [***], AFFINIA and/or CRO are obliged to sacrify the Material.

2.2	AFFINIA may use the Material solely for its internal non-commercial biomedical research purposes in this collaboration and not for any Commercial Purpose.

2.3	The license does not apply to AFFINIA Affiliates.

2.4

Being experimental in nature, the Material must not be used in humans, in clinical trials, or for diagnostic purposes involving human subjects, or animals unless—where applicable—explicitly admitted by an ethics committee or regulations on the treatment of laboratory animals.

2.5

AFFINIA agrees that Material will be received, handled, stored, bred, kept, used and disposed of in compliance with all applicable laws, regulations and guidelines, and in accordance with safe and prudent practices, and will not be administered to human subjects or provided to any Third Party, nor will any animals or plants exposed to Material, or products of such animals or plants, be used for food.

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3. Payments for the Original Material

3.1

AFFINIA shall pay UKB (for UNI BONN and UKB) a one-time non-creditable amount of € 42,227.22 plus VAT if applicable, and all shipping costs for the supply of Original Material as supplied to AFFINIA under Sec. I. 5.

3.2	The payment for the use of the Original Material respectively the Material is subject of the Option-Agreement.

4. Rights to Material

4.1	UNI BONN and UKB retain ownership of the Original Material and shall be free, in their sole discretion, to distribute the Original Material to others and to use it for its own purposes.

4.2

AFFINIA agrees that nothing herein shall be deemed to grant to AFFINIA any rights under any intellectual property rights, other legal right for the Material held now or later of UNI BONN and UKB except as provided for in this Agreement.

5. Transfer

UKB—on behalf of UNI BONN—transfers the Original Material to AFFINIA. AFFINIA shall reimburse the delivery costs to UKB (also on behalf of UNI BONN). UKB will commission a company, which is qualified to transfer living animals.

II. Collaboration

1. Course of the Collaboration

1.1	The collaboration is described in the project plan according to Annex 1 (hereinafter: “Collaboration”.

1.2	AFFINIA shall bear the costs for work carried out by U KB in accordance with the project plan in the amount of [***].

1.3

UNI BONN and UKB grant AFFINIA a non-exclusive, non-transferable license for the use of PATENTS, KNOW-HOW I and KNOW-HOW II solely to the limited extent necessary for AFFINIA and its approved CRO to conduct and evaluate the Collaboration as described in the project plan in accordance with Annex 1.

1.4

Dr. [***], AFFINIA (“Coordinator”) shall be responsible for coordinating the Collaboration. Each PARTY shall also designate a contact person in the attached Annex 3. The PARTIES shall address their communications and declarations to the attention of the respective contact person. For a change of the respective contact person of a PARTY, a simple written notification to the contact person of the other PARTY with the necessary contact details shall suffice.

The coordinator shall work to ensure that the work is carried out in accordance with the work plan and timetable of the project plan. If deviations occur, the coordinator will draw the attention of the PARTIES to them as early as possible and propose measures to overcome the difficulties encountered.

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The coordinator shall prepare the meetings of the PARTIES necessary for the implementation of the cooperation, invite them with reasonable notice, chair the meetings and be responsible for preparing and sending the minutes of the meetings.

Each PARTY shall provide the coordinator with the project documents necessary for the coordinator to carry out his/her duties as coordinator.

No PARTY shall be entitled to make legally binding declarations, agreements or payments on behalf of the other PARTY without the prior written consent of the other PARTY.

2. Results of the Collaboration

2.1	AFFINIA retains ownership of AFFINIA TECHNOLOGY created through its use of the Material.

2.2

Collaboration-Results are all results that arise from performing the collaboration as stipulated in Sec. II. 1. regardless of whether they are protectable or not and are independent of the AFFINIA TECHNOLOGY as mentioned in Sec. II. 2.1. This includes inventions and know-how.

2.2.1

Sole Collaboration-Results are results created solely by one of the PARTIES, respectively Dr. Matzner on site of UNI BONN/UKB. If Sole Collaboration-Results of UNI BONN/UKB are non-protectable inventions or know-how, they are summarized as Sole Collaboration Know-how Results. Otherwise they are Sole Collaboration Invention Results.

2.2.2

Joint Collaboration-Results are results created jointly by UNI BONN and AFFINIA or by UKB and AFFINIA or by UNI BONN/UKB and AFFINIA, in every alternative respectively Dr. Matzner on site of UNI BONN/UKB ... Joint Collaboration Know-how Results are Joint Collaboration-Results, which is joint Know-how, i.e. non-protectable inventions or special knowledge and experience. Joint Collaboration Invention Results are Joint Collaboration-Results, which are joint inventions for which a patent application can be filed.

2.3	Each PARTY shall use the Collaboration-Results for the purpose and during the Collaboration.

2.4

UKB/UNI BONN purchases and transfers its Sole Collaboration Invention Results and its share in the Joint Collaboration Invention Results to AFFINIA in return for payment at market common conditions. The conditions of this purchase and transfer are subject of the term sheet, which is attached to the option agreement referred to in the preamble. AFFINIA alone shall be responsible for filing of patent applications concerning the Joint Invention Results at its own expense. The same applies to the maintenance and defence of the regarding patent applications and patents.

2.5

UKB/UNI BONN will grant AFFINIA an option for an exclusive license for the use of the Sole and Joint Collaboration Know-how Results after the end of the Collaboration stipulated within the option agreement.

2.6

Study Collaboration-Results are results of UKB, respectively Dr. Matzner on site of UNI BONN/UKB, and joint results between UKB and AFFINIA which are not Collaboration-Results in the sense of this Agreement, i.e. neither inventions nor know-how. They may be published by UKB and may be used by UNI BONN and/or UKB for any purpose, i.a. by UNI BONN for the prosecution of PATENTS and for advertising and marketing of PATENTS.

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3. Consultancy

3.1

Dr. Matzner shall, for UKB and UNI BONN (not on basis of a separate agreement between him and AFFINIA) consult AFFINIA on the implementation of the Collaboration based on the PATENTS, Know-How I and Know-How II for a maximum of [***] for a monthly lump sum of [***] (hereinafter: “Consultancy”). The monthly lump sum shall be due by the [***] of the following month at the latest.

3.2	The Consultancy is to be understood solely as a service, without Dr. Matzner owing any results or other successes.

3.3	Dr. Matzner shall be free to choose the place and conduct of the Consultancy (e.g. via emails, video conferences) at his own discretion.

4. Confidentiality

4.1

The PARTIES shall maintain as secret and not disclose any confidential information provided by the other Party (hereinafter: “Information”) and shall undertake all necessary measures to prevent third parties from obtaining access thereto.

4.2

The PARTIES will only allow knowledge of the Information exchanged and access to the documents to those employees and persons who are either bound to maintain confidentiality based on their employment contracts which shall be at least as strict as those of the other Party, or who have executed separate confidentiality agreements at least as strict as that entered into between the PARTIES.

4.3	The duty of confidentiality shall also apply to Affiliates.

4.4	The duty to maintain confidentiality and non-use shall not apply to Information for which the invoking Party proves that:

•

The receiving Party can prove that it knew and was entitled to the Information prior to the time of its disclosure hereunder provided however that Information disclosed under the Mutual Confidentiality Agreement, a separately negotiated term sheet or the option agreement shall be explicitly excluded from that exception and the PARTIES shall be bound by the confidentiality obligation; or

•

The Information essentially reflects Information which was obtained by the receiving Party at any time from a third party which had the right to disclose or make available the Information to the receiving Party; or

•	The Information was developed independently by the receiving Party without the use of or reference to any of the Information of the receiving Party; or

•	The Information was part of the public domain or was generally available prior to the time of its disclosure hereunder; or

•	The Information became a part of the public domain or generally available subsequent to its receipt through no act or fault on the part of the receiving Party; or

•

The Information must be disclosed to a court or to an administrative agency pursuant to mandatory legal requirements or an administrative or court order, in which case the receiving Party will inform the disclosing Party of such requirement without undue delay so as to allow the disclosing Party to contest the mandatory legal requirements or administrative or court order. Any disclosure shall thereby be limited to the absolute minimum.

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5. Liabilities and Warranties

5.1	Neither UNI BONN nor UKB makes no representation or warranty that the use of the Material will not infringe any patent, copyright, trademark or other proprietary right of a Third Party.

5.2	No Party represents or warrants, nor does it assume any liability for an achievement of Results, which are applicable for the purpose of the Collaboration.

5.3

No Party does represent or warrant, nor does it assume any liability for the patentability of Results, or that no third party rights exist which might prevent the use of the Results, or that no third party rights would be infringed by said use.

5.4

No Party does represent or warrant, nor does it assume any liability for, the technical feasibility, technical utility, commercial exploitability, manufacturing readiness, production profitability and/or competiveness of the Results. No Party does represent or warrant, nor does it assume any liability for, a third party having a prior right to use.

5.5

The Parties are unlimitedly responsible only in case of intent or gross negligence and in case of violation of body, life and health. In case of simple violation of an obligation, that is essential for the achievement of the purpose of this Agreement, the Parties’ liability is limited to the damage, that is foreseeable and typical in the frame of this Agreement. An advanced liability does not take place. The before mentioned liability is also valid for the personal responsibility of staff, assistants and agents.

6. Term and Termination

6.1	The term of the Agreement shall be based on the duration of the Collaboration.

6.2

Either Party may terminate the Agreement with [***] written notice to the [***] if it becomes apparent that the project of the Collaboration is infeasible (e.g. with respect to a later clinical application or due to a lack of financing on the part of AFFINIA) or is unsuccessful, because ARSA expression [***] is not achieved or therapeutic effects are not detectable. This must be proven with appropriate supporting data.

7. Final Provisions

7.1	This Agreement is not assignable without the prior written consent of an authorized officer of UNI BONN and UKB.

7.2

To the extent a provision or section of this Agreement is invalid, unenforceable, void or contains a gap, whether in whole or in part, the remaining provisions or sections of this Agreement shall remain unaffected thereby. The provision or section which is invalid, unenforceable, void, or contains a gap shall be deemed to be replaced by a provision which has the closest result that the PARTIES were attempting to achieve by the invalid or unenforceable provision.

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7.3

The [***] shall have exclusive jurisdiction for all disputes arising out or in connection with this Agreement. This Agreement shall be governed by the laws of the [***] excluding its rules on conflicts.

7.4

The provisions of confidentiality shall end [***] after the completion of the Collaboration or the termination of this Agreement. This Sec. 7.4 precedes Sec. 8 of the Mutual Confidentiality Agreement between AFFINIA and UNI BONN of [***].

Bonn , dated 07 Juni 2021	21st May, 2021, dated

For UKB	For AFFINIA

/s/ [***]	/s/ [***]
[***]	[***]
In-house Lawyer Research Contracts Dpt.	Chief Legal Officer

Although I am not a contracting party, I have read and accepted my rights and obligations under this contract:

Bonn, 11. 06. 21

Executing Department

/s/ [***]
[***]

/s/ [***]
[***]

Annex 1

Annex 2

Annex 3

University of Bonn

/s/ Provost
Provost
Bonn, 11 Juni 2021

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Annex 1

[***]

{3 pages redacted}

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Annex 2

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Annex 3

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